UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

QM U.S. Small-Cap Growth Equity Fund	December 31, 2020
PRDSX	Investor Class
TQAAX	Advisor Class
TQAIX	I Class

T. ROWE PRICE QM U.S. SMALL-CAP GROWTH EQUITY FUND

HIGHLIGHTS

■	Small-cap growth stocks plunged in the first quarter of 2020 but rebounded sharply over the remainder of the year. Your fund produced a strong return but underperformed the MSCI US Small Cap Growth Index and its Lipper peer group index.

■	The fund underperformed its benchmark due to overall stock selection, particularly in the information technology, consumer discretionary, and industrials and business services sectors.

■	At year-end, the fund’s 12-month forward price/earnings ratio was materially lower than that of the MSCI index, reflecting our preference for stocks with more reasonable valuations. The fund’s return on equity, which is one of several important metrics that we consider when making investment decisions, was considerably higher than that of the benchmark.

■	Continued monetary stimulus and expectations for more fiscal stimulus in the period ahead could promote outperformance by riskier assets, and a rapid increase in the pace of coronavirus vaccinations should result in a reopening of industries and economies. However, valuations in the market are stretched, and we do not expect exceptionally strong equity market performance in 2021.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during 2020 as markets recovered from the steep sell-off that resulted from the spread of the coronavirus. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges as the year came to an end.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% as governments instituted lockdowns to try to halt the spread of the virus. Large-cap information technology and internet-related firms helped lead the rebound as they benefited from the work-from-home environment and an acceleration in demand for online services.

Within the S&P 500, the technology and consumer discretionary sectors were the top performers, and communication services and materials stocks also outperformed. Despite a late rally, the energy sector trailed with significant losses due to a plunge in oil prices.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing the coronavirus.

Growth stocks significantly outpaced their value counterparts for the full year; however, value shares rallied late in the period. Positive vaccine news in November raised hopes for a return to normalcy in 2021 and boosted sectors that had been beaten down in the initial phases of the pandemic.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

While investors had reason to cheer the market’s recovery, the global economic outlook remained unclear as the year came to an end. Most notable on the positive side was the start of vaccine distributions, which provided hope that the pandemic was in its final phase. In addition, Congress passed a $900 billion coronavirus relief package, supplementing the $2.4 trillion allocated to address the crisis earlier in the year, and the Fed continued to pledge very accommodative monetary policies for the foreseeable future. Meanwhile, political uncertainty diminished with Joe Biden’s victory in the U.S. presidential election and the completion of a Brexit trade deal between the UK and the European Union.

On the negative side, concerns about a resurgence in virus hospitalizations led to new lockdowns and business restrictions in many countries, which in turn appeared to threaten economic recoveries. In the U.S., after a strong recovery in the summer and fall, the pace of hiring slowed late in the year, and household spending declined in November for the first time since April.

It was a remarkable 12-month period in many ways, but as far as markets are concerned, I can recall no calendar year that so starkly displayed evidence of both fear and greed. Fear emerged during the March sell-off and again in April as oil futures briefly traded in negative territory. Greed surfaced later as some assets seemed to continue to rally without fundamental support. Bitcoin rocketed to a record high of $29,000 by year-end, and the amount of money raised by initial public offerings also climbed to historic levels. While valuations are still attractive in some areas of the market, other sectors appear to have already priced in a strong rebound in earnings and are trading at elevated levels.

There are both risks and potential rewards in this environment, and we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

FUND COMMENTARY

How did the fund perform in the past 12 months?

Small-cap growth stocks plunged in the first quarter of 2020 but rebounded sharply over the remainder of the year. Your fund returned 23.84% in our fiscal year versus 36.91% for its benchmark, the MSCI US Small Cap Growth Index, and 37.36% for its Lipper peer group index. (Performance for the fund’s Advisor and I Class shares will vary due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

It was a challenging period for valuation-conscious investment managers with a focus on quality. During the year, investors favored the highest-growing names in our universe, regardless of price and fundamentals, which was a headwind to relative performance. We also saw the most volatile and heavily shorted stocks—two areas we are underweight as a result of our quality bias—significantly outperform for the year. History has shown that these factors eventually fall out of favor, and we do believe that our systematic approach of investing in high-quality companies that are trading at reasonable valuations will continue to show its effectiveness in producing strong long-term performance for our investors.

In terms of attribution, the fund underperformed its benchmark due to overall stock selection, particularly in the information technology (IT), consumer discretionary, and industrials and business services sectors. In the IT segment, Enphase Energy is a residential solar inverter company that is also branching out into residential batteries. Inverters are used to convert direct current (DC) electricity from sunlight harnessed by solar panels into alternating current (AC) electricity, which is used by most electrical devices and is safer to transmit across distances. We owned a small stake—representing an underweight versus the benchmark—and while it performed well, we eliminated it because we concluded that its lofty valuation could not be justified by the company’s fundamentals. WEX is a global provider of financial technology services in many sectors and industries, such as travel and health care, and shares struggled as global travel was subdued due to the pandemic. The company should benefit as the pandemic subsides and travel increases; in the meantime, we are encouraged by improving trends in the company’s non-travel-related business, as well as WEX’s cost-containment efforts. Booz Allen Hamilton is a highly regarded management consulting, technology, and engineering services company that works with the U.S. government and its agencies in defense and intelligence matters. Shares lagged the broad tech sector significantly. Nevertheless, we believe that the company, which delivers differentiated cybersecurity products and services, will benefit over time as the government’s spending on cybersecurity increases. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection in the consumer discretionary sector also detracted significantly from relative results. Shares of for-profit educator Strategic Education plunged due, in part, to a deceleration in enrollment growth. Negative investor reaction to the announcement of the company’s acquisition of Laureate Education’s Australian portfolio also weighed on the stock. We believe, however, that the assets acquired from Laureate are high quality and should generate value over the longer term. In the second half of the year, we established a position in Stamps.com, a leading provider of internet-based mailing and shipping solutions. Shares fell amid concerns about moderating growth after the company experienced increased demand early in the pandemic. We believe that the company possesses attractive growth characteristics.

Stock selection in industrials and business services also weighed on performance. Hexcel develops advanced composite materials for the commercial aerospace, space and defense, and industrial markets. Shares fared poorly due to the pandemic’s general impact on the aviation industry, namely reduced travel. As a supplier for Boeing, Hexcel has been hurt by Boeing’s challenges related to the grounding of its 737 MAX airplanes and the suspension of their production. Watsco is a leading independent distributor of HVAC equipment, parts, and supplies in North America. This business is capital-light and generates significant free cash flow. Shares underperformed for the year, particularly during the second half. We believe that HVAC distribution is an attractive business—particularly if the work-from-home trend persists—and that the company’s investments in technology differentiate it from its peers.

How is the fund positioned?

If we compare some of the fund’s fundamental characteristics with those of the MSCI index, we see that, at the end of December, the projected earnings growth rate of our holdings (13.2%) was slightly lower than that of the index (15.0%). The fund’s 12-month forward price/earnings (P/E) ratio (34.3) was materially lower than that of the index (48.0), reflecting our preference for stocks with more reasonable valuations. On the other hand, the historical earnings growth rate of our holdings (14.5%) was notably higher than those in the benchmark (8.0%), and the fund’s return on equity (ROE) was considerably higher (14.4%) than that of the benchmark (6.0%). ROE, which measures how effectively and efficiently a company and its management are using stockholder equity, is one of several important metrics that we consider when making investment decisions.

The fund’s year-end sector allocations were very similar to those of the index. We aim to outperform through stock selection, rather than sector bets, and we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector. However, we may occasionally have small overweights or underweights. Health care and information technology were our two largest sector weights in absolute terms, as shown in the Sector Diversification table on page 6, while utilities, energy, and real estate had the smallest allocations.

Since our last report to you, we made a number of portfolio changes based on our quantitative analysis. For example, we established a new position in Deckers Outdoor, a designer and manufacturer of footwear, including the UGG brand. The company demonstrates good cash flow generation and capital allocation practices. Another new holding in the consumer discretionary sector is Planet Fitness, one of the largest and fastest-growing operators of gyms and fitness centers in the U.S. We believe the company will benefit from the reopening of economies as people are vaccinated against COVID-19 and the pandemic subsides. We added to our stake in Texas Roadhouse, an operator of steakhouse restaurants that offers good growth prospects at a reasonable price and should benefit from increased dining out. In addition, we initiated a position in Park Hotels & Resorts, a lodging real estate investment trust (REIT) focused on upscale properties and a likely beneficiary of increased travel. According to our quantitative analysis, shares were selling at a depressed valuation.

On the other hand, a number of holdings were eliminated due to merger and acquisition activity. These included MyoKardia, a biopharmaceutical company that engages in the discovery, development, and commercialization of targeted therapies for treating cardiovascular diseases; Immunomedics, a biotechnology company that uses antibody-drug conjugate technology to help people with hard-to-treat cancers; and coffee shop operator Dunkin’ Brands Group. We trimmed our position in Generac Holdings, a maker of power generation equipment, because the stock’s market capitalization reached the upper limit of the small-cap growth universe. We also sold our shares of Americold Realty Trust, a REIT that owns and operates temperature-controlled warehouses, due to its high valuation.

What is portfolio management’s outlook?

Small-cap stocks performed well in 2020. In fact, the fourth quarter was one of the best quarters in history for small-caps due, in part, to the conclusion of the presidential election and news of U.S. regulatory approval of two effective vaccines for COVID-19.

As we write this, we note that the government recently approved another round of fiscal stimulus, and there are growing expectations for more stimulus measures in the period ahead. In addition, the Federal Reserve is planning to keep interest rates low for some time. All of these factors could promote outperformance by riskier assets. We also expect a rapid increase in the pace of COVID-19 vaccinations, which should result in a reopening of industries that were hurt by pandemic-related business closures. These segments could be relative outperformers at some point. Overall, valuations in the market are stretched, and we do not expect exceptionally strong equity market performance in 2021. As the economy recovers with help from stimulus, it is possible that inflation expectations and interest rates will increase. We have observed an increase in long-term interest rates in the past few weeks. If this continues, it could have a negative impact on stock multiples.

The investment landscape has changed dramatically due to the pandemic, and volatility in the past year has been extraordinary at times, but we can assure you that our long-standing investment strategy and stock selection process remain the same. We take macroeconomic events into account in the course of monitoring portfolio risks, and we believe that having a bottom-up stock selection process, and not relying on sector bets versus our benchmark, helps us avoid risks due to large moves in any one sector. We continue to look for high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will persevere through challenging economic and financial conditions and distinguish themselves over time with strong operating and share price performance relative to lower-quality businesses. We are grateful for your continued confidence in our investment management abilities.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Because the fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/20
Boston Beer	1.0%
Entegris	0.9
Repligen	0.9
Cable One	0.9
Amedisys	0.8
Five9	0.8
Euronet Worldwide	0.8
Churchill Downs	0.8
Ultragenyx Pharmaceutical	0.8
MKS Instruments	0.8
Monolithic Power Systems	0.8
Helen of Troy Limited	0.8
Fair Isaac	0.8
Medpace Holdings	0.8
RH	0.8
Casella Waste Systems	0.8
Casey's General Stores	0.7
CACI International	0.7
Primerica	0.7
Pool	0.7
IAA	0.7
Booz Allen Hamilton	0.7
TopBuild	0.7
Exponent	0.7
CRISPR Therapeutics	0.7
Total	**19.6%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
COMMON STOCKS 99.6%		
COMMUNICATION SERVICES 2.6%		
Diversified Telecommunication Services 0.2%		
Cogent Communications Holdings	336,100	20,122
		20,122
Entertainment 0.7%		
Madison Square Garden Entertainment (1)	249,400	26,197
Zynga, Class A (1)	5,050,500	49,849
		76,046
Media 1.7%		
Cable One	39,500	87,995
Liberty Broadband, Class C (1)	260,339	41,230
Nexstar Media Group, Class A	293,800	32,080
TechTarget (1)	105,100	6,212
		167,517
Total Communication Services		263,685
CONSUMER DISCRETIONARY 13.7%		
Auto Components 0.8%		
LCI Industries	315,500	40,914
Patrick Industries	637,350	43,563
		84,477
Distributors 0.7%		
Pool	200,000	74,500
		74,500
Diversified Consumer Services 1.5%		
Bright Horizons Family Solutions (1)	213,361	36,909
frontdoor (1)	508,603	25,537
Service Corp. International	446,200	21,909
Strategic Education	176,300	16,807
Terminix Global Holdings (1)	990,106	50,505
		151,667

Hotels, Restaurants & Leisure 4.9%		
Boyd Gaming	920,300	39,499
Brinker International	89,600	5,069
Choice Hotels International	488,800	52,170
Churchill Downs	430,040	83,767
Domino's Pizza	61,887	23,731
Hilton Grand Vacations (1)	806,000	25,268
Papa John's International	403,400	34,228
Penn National Gaming (1)(2)	352,582	30,453
Planet Fitness, Class A (1)	481,800	37,402
Six Flags Entertainment	617,800	21,067
Texas Roadhouse	625,100	48,858
Vail Resorts	134,230	37,445
Wendy's	2,295,000	50,306
		489,263
Household Durables 2.5%		
Cavco Industries (1)	91,510	16,055
Helen of Troy (1)	364,700	81,033
Installed Building Products (1)	121,500	12,385
LGI Homes (1)	291,500	30,855
Tempur Sealy International (1)	1,619,600	43,729
TopBuild (1)	385,400	70,945
		255,002
Internet & Direct Marketing Retail 0.3%		
Stamps.com (1)	157,800	30,959
		30,959
Leisure Products 0.4%		
Brunswick	556,240	42,408
		42,408
Specialty Retail 1.7%		
Asbury Automotive Group (1)	193,900	28,259
Burlington Stores (1)	138,800	36,303
Murphy USA	187,800	24,577
RH (1)(2)	176,982	79,203
		168,342

Textiles, Apparel & Luxury Goods 0.9%		
Deckers Outdoor (1)	192,000	55,062
Steven Madden	984,950	34,788
		89,850
Total Consumer Discretionary		1,386,468
CONSUMER STAPLES 3.6%		
Beverages 1.3%		
Boston Beer, Class A (1)	104,000	103,406
Coca-Cola Consolidated	104,600	27,852
		131,258
Food & Staples Retailing 1.5%		
Casey's General Stores	423,400	75,628
Performance Food Group (1)	1,418,600	67,539
Sprouts Farmers Market (1)	309,200	6,215
		149,382
Food Products 0.8%		
Hain Celestial Group (1)	628,600	25,238
J & J Snack Foods	246,681	38,327
John B. Sanfilippo & Son	205,000	16,167
		79,732
Total Consumer Staples		360,372
ENERGY 1.4%		
Energy Equipment & Services 0.1%		
Cactus, Class A	554,067	14,445
		14,445
Oil, Gas & Consumable Fuels 1.3%		
Apache	494,700	7,020
Diamondback Energy	302,400	14,636
Renewable Energy Group (1)	439,400	31,118
Targa Resources	582,900	15,377
Texas Pacific Land Trust (2)	63,400	46,092
WPX Energy (1)	1,641,500	13,378
		127,621
Total Energy		142,066

FINANCIALS 4.1%		
Banks 0.8%		
Ameris Bancorp	234,500	8,927
First Bancorp North Carolina	466,100	15,768
Signature Bank	161,000	21,782
Western Alliance Bancorp	581,800	34,879
		81,356
Capital Markets 1.2%		
Cboe Global Markets	301,900	28,113
FactSet Research Systems	71,000	23,608
LPL Financial Holdings	138,400	14,424
MarketAxess Holdings	102,400	58,425
		124,570
Consumer Finance 0.4%		
Green Dot, Class A (1)	223,800	12,488
PROG Holdings	289,559	15,598
SLM	1,394,800	17,282
		45,368
Insurance 1.7%		
eHealth (1)	258,800	18,274
Kemper	728,200	55,948
Palomar Holdings (1)	196,262	17,436
Primerica	558,500	74,800
Universal Insurance Holdings	131,200	1,982
		168,440
Total Financials		419,734
HEALTH CARE 28.2%		
Biotechnology 12.8%		
ACADIA Pharmaceuticals (1)	739,812	39,550
Acceleron Pharma (1)	441,879	56,534
Agios Pharmaceuticals (1)	385,081	16,686
Alector (1)	391,726	5,927
Alkermes (1)	932,700	18,607
Allogene Therapeutics (1)(2)	380,701	9,609

Amicus Therapeutics (1)	1,429,900	33,016
Apellis Pharmaceuticals (1)	285,100	16,308
Arcturus Therapeutics Holdings (1)(2)	127,826	5,545
Biohaven Pharmaceutical Holding (1)	98,400	8,434
Bluebird Bio (1)	79,700	3,449
Blueprint Medicines (1)	360,885	40,473
CareDx (1)	376,813	27,300
ChemoCentryx (1)	281,825	17,451
CRISPR Therapeutics (1)(2)	443,658	67,928
Deciphera Pharmaceuticals (1)	234,000	13,354
Denali Therapeutics (1)	498,000	41,713
Emergent BioSolutions (1)	636,000	56,986
Enanta Pharmaceuticals (1)	93,000	3,915
Epizyme (1)	122,900	1,335
Exact Sciences (1)	311,842	41,316
Exelixis (1)	755,800	15,169
Fate Therapeutics (1)	401,400	36,499
FibroGen (1)	611,300	22,673
Global Blood Therapeutics (1)(2)	437,390	18,943
Halozyme Therapeutics (1)	890,400	38,029
IGM Biosciences (1)(2)	126,052	11,129
Insmed (1)	928,093	30,896
Intellia Therapeutics (1)(2)	285,696	15,542
Invitae (1)(2)	846,300	35,384
Ionis Pharmaceuticals (1)	171,700	9,708
Iovance Biotherapeutics (1)	719,658	33,392
Karuna Therapeutics (1)(2)	88,000	8,940
Karyopharm Therapeutics (1)(2)	346,780	5,368
Kodiak Sciences (1)(2)	436,132	64,072
Ligand Pharmaceuticals (1)(2)	39,700	3,948
Madrigal Pharmaceuticals (1)	64,800	7,204
Mersana Therapeutics (1)	271,500	7,225
Mirati Therapeutics (1)	211,597	46,475
Neurocrine Biosciences (1)	193,326	18,530
PTC Therapeutics (1)	480,600	29,331
Replimune Group (1)	154,039	5,877

Rocket Pharmaceuticals (1)(2)	245,029	13,437
Sage Therapeutics (1)	214,259	18,536
Sarepta Therapeutics (1)	132,900	22,658
Scholar Rock Holding (1)	192,573	9,346
Seagen (1)	156,800	27,462
TG Therapeutics (1)	315,701	16,423
Turning Point Therapeutics (1)	307,924	37,521
Twist Bioscience (1)	193,396	27,325
Ultragenyx Pharmaceutical (1)	602,885	83,457
uniQure (1)	355,700	12,851
Xencor (1)	473,600	20,663
Zymeworks (1)	238,900	11,290
		1,290,739
Health Care Equipment & Supplies 4.9%		
AtriCure (1)	307,600	17,124
Cantel Medical	382,000	30,124
Globus Medical, Class A (1)	632,700	41,265
Haemonetics (1)	428,200	50,849
ICU Medical (1)	255,998	54,909
iRhythm Technologies (1)	222,800	52,850
Lantheus Holdings (1)	690,600	9,316
Merit Medical Systems (1)	558,400	30,997
Nevro (1)	239,000	41,371
NuVasive (1)	441,500	24,870
Penumbra (1)	184,900	32,357
Quidel (1)	131,800	23,678
Tandem Diabetes Care (1)	562,300	53,801
West Pharmaceutical Services	124,500	35,272
		498,783
Health Care Providers & Services 4.4%		
Addus HomeCare (1)	307,100	35,958
Amedisys (1)	289,400	84,890
AMN Healthcare Services (1)	631,000	43,066
BioTelemetry (1)	103,200	7,439
Chemed	78,800	41,970
CorVel (1)	267,666	28,373

Encompass Health	246,600	20,391
Ensign Group	898,300	65,504
Molina Healthcare (1)	221,300	47,066
Pennant Group (1)	631,900	36,688
U.S. Physical Therapy	262,200	31,529
		442,874
Health Care Technology 1.0%		
Certara (1)	231,473	7,805
Inspire Medical Systems (1)	122,500	23,041
Omnicell (1)	515,000	61,810
Tabula Rasa HealthCare (1)(2)	93,500	4,006
		96,662
Life Sciences Tools & Services 3.3%		
Bruker	528,700	28,619
Charles River Laboratories International (1)	177,900	44,450
Medpace Holdings (1)	569,500	79,274
NeoGenomics (1)	974,200	52,451
PRA Health Sciences (1)	327,611	41,095
Repligen (1)	463,600	88,840
		334,729
Pharmaceuticals 1.8%		
Arvinas (1)	215,665	18,317
Axsome Therapeutics (1)(2)	166,000	13,524
Catalent (1)	550,641	57,305
Horizon Therapeutics (1)	509,000	37,233
Nektar Therapeutics (1)	298,500	5,075
Pacira BioSciences (1)	230,500	13,793
Phibro Animal Health, Class A	243,900	4,737
Reata Pharmaceuticals, Class A (1)(2)	114,643	14,172
Supernus Pharmaceuticals (1)	434,100	10,922
Theravance Biopharma (1)(2)	280,829	4,990
		180,068
Total Health Care		2,843,855

INDUSTRIALS & BUSINESS SERVICES 16.2%

Aerospace & Defense 2.3%		
Aerojet Rocketdyne Holdings (1)	1,128,100	59,620
Curtiss-Wright	363,000	42,235
Hexcel	412,600	20,007
Mercury Systems (1)	65,289	5,749
Moog, Class A	442,000	35,051
Teledyne Technologies (1)	166,930	65,433
		228,095
Air Freight & Logistics 0.4%		
XPO Logistics (1)	372,300	44,378
		44,378
Airlines 0.1%		
Allegiant Travel	44,800	8,478
		8,478
Building Products 1.6%		
AAON	351,200	23,400
Builders FirstSource (1)	1,486,000	60,644
Gibraltar Industries (1)	468,100	33,675
Lennox International	40,700	11,151
UFP Industries	608,000	33,774
		162,644
Commercial Services & Supplies 2.7%		
Casella Waste Systems, Class A (1)	1,232,200	76,335
IAA (1)	1,102,300	71,627
McGrath RentCorp	321,300	21,559
MSA Safety	305,800	45,684
U.S. Ecology	110,100	4,000
UniFirst	224,700	47,567
		266,772
Construction & Engineering 0.7%		
Comfort Systems USA	440,600	23,202
EMCOR Group	535,100	48,940
		72,142

Electrical Equipment 0.9%		
Array Technologies (1)	671,172	28,954
Atkore International Group (1)	786,443	32,331
Generac Holdings (1)	142,100	32,315
		93,600
Machinery 4.3%		
Albany International, Class A	472,300	34,676
Douglas Dynamics	610,900	26,128
EnPro Industries	160,300	12,106
Graco	737,210	53,337
Hydrofarm Holdings Group (1)	65,944	3,468
John Bean Technologies	378,100	43,054
Kadant	169,100	23,840
Lincoln Electric Holdings	200,100	23,262
Lydall (1)	441,800	13,267
Nordson	180,900	36,352
RBC Bearings (1)	175,700	31,457
SPX (1)	461,200	25,154
Toro	510,600	48,425
Woodward	481,730	58,545
		433,071
Professional Services 1.5%		
ASGN (1)	602,000	50,285
Exponent	784,116	70,594
Insperity	402,100	32,739
		153,618
Road & Rail 0.9%		
Landstar System	266,900	35,941
Saia (1)	310,800	56,192
		92,133
Trading Companies & Distributors 0.8%		
SiteOne Landscape Supply (1)	202,400	32,107
Watsco	213,400	48,346
		80,453
Total Industrials & Business Services		1,635,384

INFORMATION TECHNOLOGY 23.3%

Communications Equipment 0.5%		
Lumentum Holdings (1)	149,500	14,173
Ubiquiti	142,100	39,576
		53,749
Electronic Equipment, Instruments & Components 3.0%		
Cognex	465,300	37,357
ePlus (1)	92,900	8,170
Fabrinet (1)	320,300	24,852
Littelfuse	253,900	64,658
Novanta (1)	547,800	64,761
OSI Systems (1)	346,200	32,273
Zebra Technologies, Class A (1)	176,600	67,873
		299,944
IT Services 4.1%		
Booz Allen Hamilton Holding	820,700	71,549
Broadridge Financial Solutions	119,400	18,292
CACI International, Class A (1)	302,500	75,422
Euronet Worldwide (1)	578,300	83,807
ExlService Holdings (1)	390,800	33,269
Gartner (1)	105,800	16,948
MAXIMUS	389,000	28,471
Science Applications International	345,800	32,726
WEX (1)	254,620	51,823
		412,307
Semiconductors & Semiconductor Equipment 5.9%		
Advanced Energy Industries (1)	443,100	42,967
Cirrus Logic (1)	566,430	46,561
CMC Materials	291,400	44,089
Entegris	938,700	90,209
FormFactor (1)	969,500	41,708
Inphi (1)	339,500	54,480
MaxLinear (1)	997,900	38,110
MKS Instruments	548,700	82,552
Monolithic Power Systems	224,900	82,365

Onto Innovation (1)	248,000	11,792
Power Integrations	684,600	56,041
		590,874
Software 9.7%		
ACI Worldwide (1)	1,207,100	46,389
Alarm.com Holdings (1)	137,100	14,183
Aspen Technology (1)	359,100	46,773
Blackbaud	514,900	29,638
Blackline (1)	52,600	7,016
Ceridian HCM Holding (1)	92,347	9,841
CommVault Systems (1)	447,700	24,789
Descartes Systems Group (1)	569,700	33,316
Digital Turbine (1)	548,500	31,023
Envestnet (1)	651,700	53,628
Fair Isaac (1)	158,000	80,744
Five9 (1)	484,300	84,462
Fortinet (1)	87,800	13,041
J2 Global (1)	237,840	23,235
Manhattan Associates (1)	491,100	51,654
Paylocity Holding (1)	323,600	66,632
Pegasystems (2)	431,800	57,542
Proofpoint (1)	246,700	33,652
PTC (1)	100,550	12,027
Qualys (1)	425,500	51,856
RealPage (1)	277,733	24,229
Sapiens International	831,500	25,452
SPS Commerce (1)	476,700	51,765
SS&C Technologies Holdings	537,200	39,081
Tyler Technologies (1)	139,700	60,982
Workiva (1)	68,200	6,248
		979,198
Technology Hardware, Storage & Peripherals 0.1%		
NCR (1)	407,200	15,298
		15,298
Total Information Technology		2,351,370

MATERIALS 3.2%		
Chemicals 2.4%		
Chase	261,000	26,364
Element Solutions	1,018,700	18,062
HB Fuller	204,000	10,583
Ingevity (1)	446,600	33,821
Innospec	388,000	35,203
NewMarket	58,100	23,141
Quaker Chemical (2)	157,700	39,960
Scotts Miracle-Gro	184,300	36,701
Stepan	149,338	17,819
		241,654
Construction Materials 0.3%		
Eagle Materials	304,400	30,851
		30,851
Containers & Packaging 0.2%		
Berry Global Group (1)	468,900	26,347
		26,347
Metals & Mining 0.3%		
Alcoa (1)	1,192,600	27,489
		27,489
Total Materials		326,341
REAL ESTATE 2.4%		
Equity Real Estate Investment Trusts 2.4%		
CoreSite Realty, REIT	83,400	10,448
Equity LifeStyle Properties, REIT	444,500	28,164
First Industrial Realty Trust, REIT	1,009,100	42,513
Innovative Industrial Properties, REIT (2)	80,700	14,779
Park Hotels & Resorts, REIT	1,776,700	30,470
PS Business Parks, REIT	154,100	20,475
Ryman Hospitality Properties, REIT	420,100	28,466
Sunstone Hotel Investors, REIT	705,900	7,998
Terreno Realty, REIT	888,200	51,969

The accompanying notes are an integral part of these financial statements.

December 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Quantitative Management Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM U.S. Small-Cap Growth Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies. The fund has three classes of shares: the QM U.S. Small-Cap Growth Equity Fund (Investor Class), the QM U.S. Small-Cap Growth Equity Fund–Advisor Class (Advisor Class), and the QM U.S. Small-Cap Growth Equity Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 1% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2020, the value of loaned securities was $197,462,000; the value of cash collateral and related investments was $213,040,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,896,436,000 and $3,374,562,000, respectively, for the year ended December 31, 2020.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the offset of the current net operating loss against realized gains. For the year ended December 31, 2020, the following reclassification was recorded:

Distributions during the years ended December 31, 2020 and December 31, 2019, were characterized for tax purposes as follows:

At December 31, 2020, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2020, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2020, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $1,080,000 for T. Rowe Price Services, Inc.; and $193,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $184,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2020, the fund incurred $2,000 in interest expense related to outstanding borrowings on one day in the average amount of $16,600,000 and at an average annual rate of 1.74%. At December 31, 2020, there were no borrowings outstanding.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Quantitative Management Funds, Inc.
and Shareholders of T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price QM U.S. Small-Cap Growth Equity Fund (one of the funds constituting T. Rowe Price Quantitative Management Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$ 45,709,000 from short-term capital gains

■	$ 272,241,000 from long-term capital gains, of which $ 272,083,000 was subject to a long-term capital gains tax rate of not greater than 20%, and $158,000 to a long-term capital gains tax rate of not greater than 25%.

For taxable non-corporate shareholders, $40,033,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $39,898,000 of the fund’s income qualifies for the dividends received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $2,734,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [190]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTOR(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Quantitative Management Funds, Inc.	Principal Occupation(s)

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

George Gao (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Prashant G. Jeyaganesh (1983) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vidya Kadiyam (1980) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Navneesh Malhan, CFA (1980) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Rinald Murataj, Ph.D. (1989) Vice President	Employee, T. Rowe Price; formerly, student and Alpha Researcher, Cornell University (to 2018)

Sudhir Nanda, Ph.D., CFA (1959) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jordan S. Pryor (1991) Vice President	Vice President, T. Rowe Price

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Farris G. Shuggi (1984) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Anthony Zhu, Ph.D. (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, student, Columbia Business School (to 2016)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,781,000 and $3,227,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2021